UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A1

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 Date of Report
                        (Date of earliest event reported)
                                 March 31, 1998


                         Commission file number 0-19766


                          HOME-STAKE OIL & GAS COMPANY
        (Exact name of small business issuer as specified in its charter)



                Oklahoma                                   73-0288030
    (State or other jurisdiction of                     (I.R.S. Employer
     incorporation or organization)                    Identification No.)



                         15 East 5th Street, Suite 2800
                             Tulsa, Oklahoma 74103
                    (Address of principal executive offices)



                                 (918) 583-0178
                         (Registrant's telephone number)

Item 7.    Financial Statements and Exhibits

     (a)   Financial statement of business acquired.

           The financial information required by this Item begins at page F-1 following page 3 hereof.

     (b) Pro forma financial information.

           The financial information required by this Item begins at page F-6 following page 3 hereof.

     (c)   Exhibits

       Exhibit
         No.   Description

          2* Purchase and Sale Agreement between Sid R. Bass, Inc. et al and The Home-Stake Oil & Gas Company, effective as of January 1, 1998.

         10* Amended and Restated Loan Agreement dated March 31, 1998 between Home-Stake Oil & Gas Company and NationsBank, N.A.

-------------------------------

     * Previously filed with this Form 8-K.

                                   Signatures



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Home-Stake Oil & Gas Company
                                           (Registrant)


Date: June 15, 1998                    By:   /s/ Robert C. Simpson
                                            ----------------------
                                            Robert C. Simpson
                                            Chairman of the Board, C.E.O.,
                                            President and Treasurer

                         REPORT OF INDEPENDENT AUDITORS




The Board of Directors
Home-Stake Oil & Gas Company

We have audited the accompanying statement of revenues and direct operating expenses of certain natural gas producing properties of Sid R. Bass, Inc. et al (the "Bass Properties") for the year ended December 31, 1997. This financial statement is the responsibility of the management of Home-Stake Oil & Gas Company, the purchaser. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of revenues and direct operating expenses referred to above presents fairly, in all material respects, the revenues and direct operating expenses of the Bass Properties for the year ended December 31, 1997 in conformity with generally accepted accounting principles.


                                                               ERNST & YOUNG LLP


Tulsa, Oklahoma
June 10, 1998

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                                 BASS PROPERTIES
               STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES
                          Year ended December 31, 1997




Revenues:
  Natural gas sales......................................          $  1,641,750

Direct operating expenses:
  Lease operating expenses...............................                47,316
  Production taxes.......................................               147,890
                                                                   ------------
                                                                        195,206
                                                                   ------------
Excess of revenues over direct operating expenses .......          $  1,446,544
                                                                   ============

                             See accompanying notes.

                                 BASS PROPERTIES
                          NOTES TO FINANCIAL STATEMENT


Note 1 - Bass Properties

The Bass Properties consist of certain Oklahoma natural gas interests which were acquired by Home-Stake Oil & Gas Company ("HSOG") on March 31, 1998 from Sid R. Bass, Inc. et al ("Bass").

Note 2 - Basis of presentation

The Statement of Revenues and Direct Operating Expenses of the Bass Properties was derived from the historical accounting records of Bass. The revenues are reflected net of existing royalties and overriding royalties. Revenues are presented on the "sales method" when natural gas is sold. Under this method, "sales" may be more or less than Bass' proportionate share of natural gas production in a given period, creating an imbalance position. No asset or liability has been recorded since the Bass Properties imbalance position can be recouped from remaining reserves. Production expenses, including gathering and processing charges, are presented on an accrual basis. The statement does not include depreciation, depletion and amortization, general and administrative expenses, interest expenses or income taxes.

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    Supplementary Information on Natural Gas Producing Activities (unaudited)

Estimated quantities of proved natural gas reserves

The estimated natural gas quantity and value information presented below is based on the reserve estimates developed by employees of HSOG in connection with their proposed acquisition of the Bass Properties. Prior period reserve estimates by the seller are not available. Accordingly, reserve estimates for prior periods are based solely on adjustments for production for the periods and accordingly, no amounts are reflected for "revisions of previous estimates".

The following table sets forth the Bass Properties' estimated proved natural gas reserves at December 31, 1997 and the related changes in such reserve estimates for the year then ended.


                                                                       (Mcf)
Proved developed and undeveloped:
   Beginning of  year.....................................            7,035,755
   Production.............................................             (606,610)
                                                                   ------------
   End of year............................................            6,429,145
                                                                   ============

Proved developed producing:
    Beginning of year.....................................            6,322,587
                                                                   ============
    End of year...........................................            5,715,977
                                                                   ============

Proved reserves are estimated quantities of natural gas which geological and engineering data indicate with reasonable certainty to be recoverable in future years under existing economic and operating conditions. Proved developed reserves are proved reserves which are expected to be recoverable through existing wells with existing equipment and operating methods. These estimates do not include reserves whose estimates or recoverability are less precise, commonly referred to as "probable" or "possible" reserves.

Standardized measure of discounted future net cash flows

In accordance with the requirements of Statement of Financial Accounting Standards No. 69 ("SFAS No. 69") presented below are projections of future natural gas cash flows (sales less production taxes, operating expenses, certain development costs and estimated income taxes) and related present values of proved natural gas reserves. As required by SFAS No. 69, these projections are based on end of period prices and costs, held constant for all future periods. Present values of the future net natural gas cash flows were calculated using a 10% discount factor as required. While this information was developed with reasonable care and disclosed in good faith, it is emphasized that some of the data are necessarily imprecise and represent only approximate amounts because of the subjective judgments involved in developing such information. Accordingly, this information may not represent the present financial condition of the Bass Properties or their expected future results. This information does not include any amounts applicable to "probable" or "possible" reserves which may become proved in the future.

    Supplementary Information on Natural Gas Producing Activities (unaudited)

Although these disclosures have been prepared in accordance with SFAS No. 69, this information does not purport to present the fair market value of the Bass Properties or a fair estimate of the present value of future cash flows expected to be obtained from their production. The reserve estimates, while carefully made, may be significantly revised based on future events. In addition, estimates of the timing of production, actual prices realized and related production costs and taxes may also vary significantly from those used in these calculations.


                                                                       1997
Future net cash flows:
  Natural gas sales......................................          $ 17,127,478
  Lease operating expenses...............................            (1,585,472)
  Production taxes.......................................            (1,215,195)
  Development costs......................................               (44,729)
  Income taxes...........................................            (3,936,938)
                                                                   ------------
                                                                     10,345,144
    Less discount to present value at 10% rate...........            (4,791,106)
                                                                   ------------
Standardized measure of discounted future net cash flows.          $  5,554,038
                                                                   ============


The following information summarizes the principal changes in the standardized measure of discounted future net cash flows.


                                                                        1997

Beginning of year........................................          $  8,195,117
Sales of natural gas, net of production costs............            (1,446,544)
Net changes in prices and production costs...............            (3,507,867)
Net change in income taxes...............................             1,493,820
Accretion of discount....................................               819,512
                                                                   ------------
End of year..............................................          $  5,554,038
                                                                   ============

                    Unaudited Pro Forma Financial Statements
                          Home-Stake Oil & Gas Company


The accompanying unaudited pro forma combined financial statements have been prepared to illustrate the effects of the acquisition of certain producing natural gas properties from Sid R. Bass, Inc. et al (the "Bass Properties").

The unaudited pro forma balance sheet as of December 31, 1997 gives effect to the acquisition as if it had occurred on that date. The unaudited pro forma statement of operations for the year ended December 31, 1997 gives effect to the acquisition as if it had occurred on January 1, 1997.

The historical balances included in these pro forma financial statements represent the amounts included in the audited financial statements of Home-Stake Oil & Gas Company ("HSOG" or the "Company"). These pro forma financial statements are based on information available at the current time and reflect adjustments and assumptions deemed by management of the Company to be appropriate. These pro forma financial statements are not intended to be indicative of the actual results of operations or financial position had the transactions occurred as of the date indicated above, nor do they purport to indicate operating results or financial positions which may be attained in the future. Future results may vary significantly from the results reflected in the unaudited pro forma statement of operations due to oil and gas production fluctuations, changes in product prices, future acquisitions and divestitures, future exploration and development activities and other factors.

The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Company.

                          Home-Stake Oil & Gas Company
                        Unaudited Pro Forma Balance Sheet
                                December 31, 1997

                                     Assets

                                                         Bass         Pro Forma
                                        istorical     Properties      Combined
Current assets:
  Cash and cash equivalents.............$ 1,507,782  $    2,537 (a) $ 1,510,319
  Accounts receivable...................  1,730,114                   1,730,114
  Prepaid expenses......................    188,461                     188,461
                                        -----------  ----------     -----------
    Total current assets................  3,426,357       2,537       3,428,894

Property and equipment, at cost:
  Producing oil and gas leases.......... 29,138,034   6,597,463 (a)  35,735,497
  Producing royalty interests...........  9,075,949                   9,075,949
  Nonproducing oil and gas properties...  1,841,049                   1,841,049
  Office equipment and other............    569,172                     569,172
                                        -----------  -----------    -----------
                                         40,624,204   6,597,463      47,221,667
  Less accumulated depreciation,
       depletion and amortization....... 15,613,520                  15,613,520
                                        -----------  -----------    -----------
    Net property and equipment.......... 25,010,684   6,597,463      31,608,147
Other assets............................    246,918                     246,918
                                        -----------  ----------     -----------
                                        $28,683,959  $6,600,000     $35,283,959
                                        ===========  ==========     ===========


                      Liabilities and Stockholders' Equity

Current liabilities:
  Accounts payable and
       accrued liabilities..............$ 1,517,932                 $ 1,517,932
  Income taxes payable..................     92,822                      92,822
  Current notes payable.................          -   1,320,000 (a)   1,320,000
                                        -----------  ----------     -----------
    Total current liabilities...........  1,610,754   1,320,000       2,930,754
Long-term notes payable.................          -   5,280,000 (a)   5,280,000
Deferred income taxes...................  5,207,548                   5,207,548
Stockholders' equity:
  Common stock..........................     45,174                      45,174
  Additional paid-in capital............ 15,460,621                  15,460,621
  Retained earnings.....................  6,359,862                   6,359,862
                                        -----------  ----------     -----------
    Total stockholders' equity.......... 21,865,657                  21,865,657
                                        -----------  ----------     -----------
                                        $28,683,959  $6,600,000     $35,283,959
                                        ===========  ==========     ===========


       See accompanying notes to unaudited pro forma financial statements.

                          Home-Stake Oil & Gas Company
                   Unaudited Pro Forma Statement of Operations
                          Year ended December 31, 1997



                                                        Bass         Pro Forma
                                        Historical    Properties      Combined
Revenues:
  Oil and gas sales.....................$ 6,857,072  $1,641,750 (b) $  8,498,822
  Income from equity affiliates.........    534,690                      534,690
  Gain on sales of assets...............    325,472                      325,472
  Other income..........................    353,284                      353,284
                                        -----------  ----------     ------------
                                          8,070,518   1,641,750        9,712,268

Costs and expenses:
  Production............................  2,054,149     195,206 (b)    2,249,355
  Exploration...........................    790,517                      790,517
  General and administrative............  1,143,448                    1,143,448
  Depreciation, depletion
       and amortization.................  1,015,466     720,162 (c)    1,735,628
  Interest..............................     39,598     479,600 (d)      519,198
  Property and other taxes..............    126,567                      126,567
                                        -----------  ----------     ------------
                                          5,169,745   1,394,968        6,564,713
                                        -----------  ----------     ------------

Income before provision
       for income taxes.................  2,900,773     246,782        3,147,555

Provision for income taxes:
  Current...............................    448,214      75,840 (e)      524,054
  Deferred..............................    290,077       8,065 (e)      298,142
                                        -----------  ----------     ------------
                                            738,291      83,905          822,196
                                        -----------  ----------     ------------

Net income..............................$ 2,162,482  $  162,877     $  2,325,359
                                        ===========  ==========     ============

Shares outstanding......................  3,396,857   3,396,857       3,396,857
                                        ===========  ==========     ===========

Basic net income per common share.......      $ .64       $ .04           $ .68
                                              =====       =====           =====


       See accompanying notes to unaudited pro forma financial statements.

                          Home-Stake Oil & Gas Company
                Notes to Unaudited Pro Forma Financial Statements


Note 1 - Basis of Presentation

HSOG is an independent oil and gas producer actively engaged in the acquisition, exploration, development and production of oil and gas properties. These pro forma financial statements have been prepared on the purchase method of accounting to illustrate the effects of the acquisition of certain producing natural gas properties from Sid R. Bass, Inc. et al.

On December 31, 1997, The Home-Stake Royalty Corporation ("HSRC") was merged with and into the Company. This transaction was accounted for by the purchase method of accounting for business combinations. The merged companies adopted the name of HSOG, which was deemed to be the purchased entity for accounting purposes since the former HSRC stockholders received approximately 61% of the merged entity's common stock. Accordingly, the historical balance sheet at December 31, 1997, reflects the assets and liabilities of the merged entity. The historical statement of operations for the year ended December 31, 1997 reflects the historical operations of HSRC prior to the merger.

Note 2 - Pro Forma Adjustments

     (a) Acquisition of Bass Properties financed with bank debt.

     (b) Revenues and operating expenses of the Bass Properties.

     (c) Estimated depreciation and depletion on the Bass Properties provided on the unit-of-production method based on estimates of proved reserves.

     (d) Estimated interest that would have been paid if the Company had acquired the Bass Properties on January 1, 1997 with bank debt amortized over 60 months and interest calculated at bank prime.

     (e) Estimated additional income tax attributable to the pro forma income and expense from the Bass Properties.

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